UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 4, 2018

TEARLAB CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51030	59-343-4771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9980 Huennekens St., Ste 100

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 455-6006

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry Into a Material Definitive Agreement

Amendment to Loan Agreement

On April 4, 2018 and effective March 31, 2018, TearLab Corporation (the “Company” or “TearLab”) entered into an amendment (the “Amendment”) to its Term Loan Agreement, dated as of March 4, 2015, as amended by the Omnibus Amendment Agreement, dated as of April 2, 2015, Amendment 2, dated as of August 6, 2015, Amendment 3, dated as of December 31, 2015, Amendment 4, dated as of April 7, 2016, and Amendment 5, dated as of October 12, 2017, by and among the Company and CR Group (“CRG”) and certain of its affiliate funds as lenders (the “Loan Agreement”). Pursuant to the terms of the, Amendment, the cash interest payments due for each quarter in fiscal year 2018 will be deferred and added to the principal balance under the Loan Agreement at the end of each quarter. In addition, the Amendment reduces the minimum liquidity requirement from an end of the day cash balance of $5.0 million to $3.0 million. Concurrent with the reduction of the Minimum Liquidity Covenant, the Company repaid to CRG $1.0 million of principal on the Term Loan Agreement which was directly applied to the principal balance of the loan with all potential prepayment fees waived by the lender. The Amendment also provides for an additional facility fee equal to three percent (3.0%) of the sum of the aggregate amount of the principal drawn under the Loan Agreement and any PIK loans issued, if applicable, such that the total facility fee under the Loan Agreement shall be nine and one half percent (9.5%), applicable to the entire balance. Also, pursuant to the Amendment, the Company agreed to amend CRG’s existing warrants to reduce the strike price to $0.44 per share. Finally, the Amendment grants CRG the right to designate one observer to attend the Company’s board of director meetings in a non-voting capacity and to receive all board materials.

The foregoing description of the Amendment is qualified in its entirety by the terms and conditions of the Amendment, the form of which will be attached as an exhibit to the Company’s next Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEARLAB CORPORATION

By:	/s/ Michael Marquez
Michael Marquez
Chief Financial Officer

Date: April 5, 2018